CREDIT SUISSE OPPORTUNITY FUNDS
Credit Suisse Global Sustainable Dividend Equity Fund
(the "Fund")

Supplement dated October 18, 2016
to the Prospectus and Summary Prospectus each dated February 29, 2016

Effective immediately, Christian Stauss and Heather Kidde will be portfolio managers of the Fund. Adam Steffanus and Michael Valentinas will no longer be portfolio managers of the Fund.

Effective immediately, the following changes are made to the Fund's Prospectuses:

The section entitled "Credit Suisse Global Sustainable Dividend Equity Fund — Summary — Portfolio Management — Portfolio managers" is deleted in its entirety and replaced with the following:

Christian Stauss and Heather Kidde, each a member of the HOLT Capital Discipline Group, are jointly and primarily responsible for the day-to-day portfolio management of the fund. Mr. Stauss is a Managing Director and Ms. Kidde is a Vice President of Credit Suisse and each have served as portfolio managers of the fund since October 2016.

The section entitled "Meet the Managers — Global Sustainable Dividend Equity Fund" is deleted in its entirety and replaced with the following:

Christian Stauss and Heather Kidde, each a member of the HOLT Capital Discipline Group, are jointly and primarily responsible for the day-to-day portfolio management of the Global Sustainable Dividend Equity Fund.

The information in the table in the section entitled "Meet the Managers" relating to Adam Steffanus and Michael Valentinas is deleted in its entirety and replaced with the following:

Christian Stauss, Managing Director	Global Sustainable Dividend Equity Fund

Mr. Stauss is a co-Portfolio Manager across the HOLT Capital Discipline strategies. He joined Credit Suisse in 2012 from ROK Capital, where he was a Co-Founder and Chief Investment Officer. Prior to that, Mr. Stauss spent five years at Tremblant Capital where he was a Managing Director. Mr. Stauss began his asset management career at Fidelity Investments in London. Mr. Stauss holds a B.A. in economics from Dartmouth College and an M.B.A. from the University of Pennsylvania Wharton School.

Heather Kidde, Vice President	Global Sustainable Dividend Equity Fund

Ms. Kidde is a co-Portfolio Manager across the HOLT Capital Discipline strategies. Previously, she was a Senior Analyst focused on fundamental company analysis. Prior to joining the team, she was a HOLT Sector Specialist covering the Energy & Materials Sectors. Ms. Kidde joined Credit Suisse HOLT in 2010 after spending 3 years in the Private Banking division. Ms. Kidde is a CFA charterholder and an active member of the CFA Institute and the New York Society of Security Analysts (NYSSA). She holds a BA in Economics and Psychology from Colgate University.

Shareholders should retain this supplement for future reference.

CS-PRO-16-1016 GSD-SUMPRO 2016-002

CREDIT SUISSE OPPORTUNITY FUNDS

Credit Suisse Global Sustainable Dividend Equity Fund
(the “Fund”)

Supplement dated October 18, 2016

to the Statement of Additional Information dated February 29, 2016

Effective immediately for the Fund, Christian Stauss and Heather Kidde will be portfolio managers of the Fund. Adam Steffanus and Michael Valentinas will no longer be portfolio managers of the Fund.

As a result of such additions, effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The information in the table in the section entitled “Management of the Funds — Portfolio Managers — Portfolio Managers’ Ownership of Securities” relating to the Global Sustainable Dividend Equity Fund is hereby deleted in its entirety and replaced with the following:

Fund	Name of Portfolio Manager(s)	Dollar Range of Equity Securities in each Fund managed by the named Portfolio Manager*
Global Sustainable Dividend Equity Fund	Christian Stauss	A
	Heather Kidde	C

* Key to Dollar Ranges:

A.            None

B.            $1 - $10,000

C.            $10,001 - $50,000

D.            $50,001 - $100,000

E.             Over $100,000

The information in the table in the section entitled “Management of the Funds — Portfolio Managers — Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed” relating to Adam Steffanus and Michael Valentinas is deleted and the following information is added to such table:

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund	Name of Portfolio Manager(s)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Global Sustainable Dividend Equity Fund

	Christian Stauss*	1	$24,356,639	3	$57 million	0	$0

	Heather Kidde*	1	$24,356,639	0	$0	6	$1,647,094,281 thousand

*Information provided as of September 30, 2016.

Shareholders should retain this supplement for future reference.